AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
WM STRATEGIC ASSET MANAGER
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED
ANNUITY CONTRACTS
SUPPLEMENT DATED NOVEMBER 20, 2000
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2000
AS SUPPLEMENTED JULY 5, 2000

          Effective November 20, 2000 American General Life Insurance Company is amending the prospectus and its related statement of additional information for two purposes. First, in the state of Oregon, we are withdrawing from sale the WM Strategic Asset Manager Contract as a flexible payment variable annuity. In its place, we will begin offering the WM Strategic Asset Manager Contract as a single premium variable annuity to persons who purchase Contracts on November 20, 2000 or later. This supplement reflects special requirements for the Oregon single premium Contract.

          The second purpose for this supplement is to reflect a change in the principal underwriter of the Contracts.

Single Premium Contract Provisions for Oregon

          On page 8 of the prospectus, the section titled AMINIMUM INVESTMENT REQUIREMENTS@ is amended to add a second paragraph to read as follows:

Minimum Investment Requirements in Oregon. The preceding paragraph applies to all Contracts purchased in Oregon. However, beginning November 20, 2000, if you purchase a Contact in Oregon, you may make only one purchase payment. The purchase payment is the sum of:

    the amount we receive on the date of issue of your Contract, and any amount of transfers or exchanges which you already requested to be paid to us as of the date of issue, but we have not yet received by that date.

          On page 15 of the prospectus, the second paragraph of the section titled ATHE FIXED ACCOUNT@ is deleted in its entirety and replaced with the following:

The Fixed Account is not available under Contracts purchased in Oregon before November 20, 2000. For Contracts purchased in Oregon, all references in this prospectus to the Fixed Account apply to Contracts purchased on or after that same date.

          On page 21 of the prospectus, the first paragraph of the section titled AANNUITY COMMENCEMENT DATE@ is deleted in its entirety and replaced with the following:

The Annuity Commencement Date may be any day of any month up to the Annuitant's 100th birthday. (Pennsylvania has special limitations that require the Annuity Commencement Date to be no later than age 90, and as early as age 85. Oregon requires the Annuity Commencement Date to be no later than age 95.) You may select the Annuity Commencement Date in the Contract application. You may also change a previously selected date any time before that date by submitting a Written request, subject to our approval in most cases.

          On page 22 of the prospectus, the section titled AANNUITY PAYMENT OPTIONS@ is deleted in its entirety and replaced with the following:

Annuity Payment Options

Sixty to ninety days before the Scheduled Annuity Commencement Date, we will (1) notify you that the Contract is scheduled to mature, and (2) request that you select an Annuity Payment Option.

If you have not selected an Annuity Payment Option ten days before the Annuity Commencement Date, we will proceed as follows:

    We will extend the Annuity Commencement Date to the Annuitant's 100th birthday, if the scheduled Annuity Commencement Date is any date before the Annuitant's 100th birthday; or

    We will pay the Account Value, less any applicable charges and premium taxes, in one sum to you, if the scheduled Annuity Commencement Date is the Annuitant's 100th birthday.

The procedure just described is different in Pennsylvania and Oregon because the Annuity Commencement Date cannot exceed age 90 in Pennsylvania and age 95 in Oregon.

The Code imposes minimum distribution requirements on the Annuity Payment Option you choose in connection with Qualified Contracts. (See "Federal Income Tax Matters.") We are not responsible for monitoring or advising Owners whether they are meeting the minimum distribution requirements, unless we have received a specific Written request to do so.

Change in Principal Underwriter of the Contracts

          On page 37 of the prospectus, the first two paragraphs of the section titled ADISTRIBUTION ARRANGEMENTS@ are deleted in their entirety and replaced with the following:

Individuals who sell the Contracts will be licensed by state insurance authorities as agents of AGL. The individuals will also be registered representatives of broker-dealer firms. We and WM Funds Distributor, Inc. permit affiliated broker-dealer firms, including our affiliated broker-dealer American General Securities Incorporated (AAGSI@), to offer the Contracts for sale. Some individuals may be representatives of firms that are exempt from broker-dealer regulation. AGSI, WM Funds Distributor, Inc. and any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc. (ANASD@).

American General Distributors, Inc. (AAGDI@) is the principal underwriter of the Contracts. AGDI is an affiliate of AGL. AGDI's principal business address is 2929 Allen Parkway, Houston, Texas 77019-2191. Before November 1, 2000 AGSI served in this role. AGDI is also registered with the Securities and Exchange Commission and is a member of the NASD.

          On page 4 of the statement of additional information the section titled APRINCIPAL UNDERWRITER@ is deleted in its entirety and replaced with the following:

PRINCIPAL UNDERWRITER

American General Distributors, Inc. (AAGDI@) is the principal underwriter of the Contracts. Before November 1, 2000 American General Securities Incorporated (AAGSI@) served in this role. AGSI is our subsidiary broker-dealer.

AGDI is an affiliate of AGL. In the states of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI=s principal office is at 2929 Allen Parkway, Houston, Texas 77019-2191. AGDI was organized as a Delaware corporation on June 24, 1994 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. (ANASD@). AGDI is also the principal underwriter for AGL's Separate Accounts A and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies. AGDI, as the principal underwriter is not paid any fees on the Contracts.

As principal underwriter, AGSI did not receive any compensation for any of the past three years.

AGL offers the securities under the Contracts on a continuous basis.